SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
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NIC INC.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
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(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:
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NIC Inc.
25501 West Valley Parkway, Suite 300
Olathe, KS 66061

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON MONDAY, APRIL 27, 2020
The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of NIC Inc. (the “Company”), dated March 12, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Monday, April 27, 2020. This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 6, 2020.
THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 27, 2020
To the Stockholders of NIC Inc.:
In light of the public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, employees and communities, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of NIC Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Monday, April 27, 2020 at 11:00 a.m., Central Daylight Time. The Annual Meeting will be held in a virtual-only meeting format. You will not be able to attend the Annual Meeting in person.
As described in the proxy materials for the Annual Meeting previously distributed, stockholders of record of our common stock as of the close of business on February 27, 2020, the record date, are entitled to participate in the Annual Meeting. To be admitted to the Annual Meeting at http://www.virtualshareholdermeeting.com/EGOV2020, you must enter the 16-digit control number found on your proxy card, voting instruction form or notice you previously received. Once admitted, you may submit questions and/or vote during the Annual Meeting by following the instructions that will be available on the meeting website.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.
The Annual Meeting on April 27, 2020 at 11:00 a.m. Central Daylight Time will be accessible at http://www.virtualshareholdermeeting.com/EGOV2020. Our Proxy Statement and Annual Report are available on our Investor Relations website at https://www.egov.com/investor-relations.html. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

By Order of the Board of Directors,

/s/ William Van Asselt
William Van Asselt
General Counsel and Secretary
April 6, 2020